Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2025
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets, Net

Intangible assets, net consist of the following:

	As of December 31,
	2024	2025	2025
	HKD	HKD	US$
Software	1,277,753	1,277,753	164,166
Trademarks (note (a))	15,023,180	15,023,180	1,930,181
Total	16,300,933	16,300,933	2,094,347
Less: accumulated amortization	(2,759,491)	(5,256,495)	(675,355)
Intangible assets, net	13,541,442	11,044,438	1,418,992

Note (a):

On May 29, 2024, the Company entered into assets purchase agreement with a company controlled by Ms. Siu, Neo-Concept (Holdings) Company Limited, to purchase the trademark at a consideration of HKD15,023,180 (US$1,930,181). The trademarks are brand names which filed in Hong Kong, the Mainland China, the European Union, the US, Qatar and the United Arab Emirates.